U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 27, 2003

                           CTI INDUSTRIES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

Illinois                             0-23115                    36-2848943
(State or Other             (Commission File Number)          (IRS Employer
Jurisdiction                                                Identification No.)
Incorporation)

     22160 North Pepper Road, Barrington, IL                      60010
     (Address of Principal Executive Offices)                   (Zip Code)

                                 (847) 382-1000
              (Registrant's Telephone Number, including Area Code)

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Item No. 7 - Exhibit

      (c)   The following exhibit is attached hereto:

      Exhibit No.       Exhibit

      99 Press Release dated May 27, 2003 captioned: "CTI Industries Corporation Reports Financial Results for the First Quarter of 2003"

Item No. 12 - Results of Operations and Financial Condition

      On May 27, 2003, CTI Industries Corporation issued a press release reporting earnings and other financial results for its first quarter ended March 31, 2003. A copy of the Press Release is attached as Exhibit 99.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CTI Industries Corporation
                                                        (Registrant)


Date:   May 28, 2003                By:    /s/ Stephen M. Merrick
                                           ----------------------------------
                                           Stephen M. Merrick, Executive Vice
                                           President and Secretary


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